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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): July 17, 2006

                            PAHC Holdings Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                  333-123614                   20-2297654
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                               65 CHALLENGER ROAD
                        RIDGEFIELD PARK, NEW JERSEY 07660
               (Address of principal executive offices) (Zip Code)

                                 (201) 329-7300
               Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01

         Phibro Animal Health Corporation and PAHC Holdings Corporation (affiliated companies) issued a joint press release on July 17, 2006 announcing the receipt of the requisite number of consents and tenders by holders of a majority in aggregate principal amount of the following securities that are the subject of ongoing offers to purchase and the solicitation of consents for certain amendments to the indentures governing such securities:

                        13% Senior Secured Notes due 2007
                    9-7/8% Senior Subordinated Notes due 2008
                        15% Senior Secured Notes due 2010

         In addition, the press release announced the total consideration for each $1,000.00 in principal amount of the 13% Senior Secured Notes due 2007 that are tendered pursuant to the tender offer.

         A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this report.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.         Description

99.1                Press Release issued July 17, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PAHC HOLDINGS CORPORATION


Dated: July 17, 2006                By:   /s/  Richard C. Rosenzweig
                                          --------------------------
                                    Richard C. Rosenzweig
                                    Senior Vice President



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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press release issued July 17, 2006